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                          REGISTRATION RIGHTS AGREEMENT


         THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of this 28th day of April, 2003 by and among Pennsylvania Real Estate Investment Trust, a Pennsylvania business trust (the "Trust"), and each of those persons whose names are set forth on Exhibit A hereto (collectively, the "Holders," and each individually, a "Holder").

                                   Background

         On April 22, 2003, the Trust, PREIT Associates, L.P., a Delaware limited partnership (the "Operating Partnership"), the Holders and certain other parties entered into that certain Contribution Agreement (the "Contribution Agreement").

         In connection with the execution of the Contribution Agreement, and as contemplated thereby, on the date hereof, the Operating Partnership, the Holders and certain other parties are also entering into that certain Call and Put Option Agreement (the "Call-Put Agreement"). Pursuant to the Call-Put Agreement, the Holders may acquire, on a subsequent date (the "Closing Date"), units of Class A Limited Partner Interest ("Class A Units") in the Operating Partnership (the "Applicable Units").

         As holders of Class A Units, the Holders have certain redemption rights under the terms and conditions of the First Amended and Restated Agreement of Limited Partnership of the Operating Partnership dated as of September 30, 1997 (as amended from time to time, the "Operating Partnership Agreement"). Under the Operating Partnership Agreement, a holder of Class A Units that has properly tendered Class A Units for redemption has the right to receive cash or, at the election of the Trust, shares of beneficial interest in the Trust, par value $1.00 per share ("Shares").

         As a condition of consummating the transactions contemplated by the Contribution Agreement, the Holders have required that the Trust extend to them certain registration rights in respect of the Shares that they may be entitled to receive in connection with the redemption of the Applicable Units, all on the terms and subject to the conditions set forth herein.

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

                                   ARTICLE I
                          DEFINITIONS AND CONSTRUCTION

         Section 1.1 Definitions. As used in this Agreement, the following terms shall have the following respective meanings:


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         "Affiliates" shall mean any person directly or indirectly controlled by, controlling or under common control with another person, where the term "control," for purposes of this definition, means the power to direct the management of the person in question.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

         "Form S-3" shall mean such form under the Securities Act as is in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC that permits inclusion or incorporation of substantial information by reference to other documents filed by the Trust with the SEC.

         "Holders" shall mean those persons whose names are set forth on Exhibit A, together with any other person to whom any Holder assigns the registration rights granted hereunder in accordance with Section 2.6.

         The term "person" shall mean any individual, estate, trust, partnership, limited liability company, corporation, business trust, unincorporated association, joint venture or other entity of whatever nature.

         The terms "register," "registered," and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

         "Registrable Securities" shall mean (a) any Shares issued or issuable by the Trust in order to acquire Applicable Units that have been or may be tendered to the Operating Partnership for redemption; and (b) any additional Shares or other equity securities of the Trust issued by the Trust in respect of Shares described in subclause (a) after the issuance of such Shares, in connection with a stock dividend, stock split, combination, exchange, reorganization, recapitalization or similar reclassification of the Trust's securities; provided that, as to any particular Registrable Securities, such securities shall cease to constitute Registrable Securities when: (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of thereunder; (ii) such securities shall have been sold in satisfaction of all applicable conditions to the resale provisions of Rule 144 under the Securities Act (or any similar provision then in force); (iii) such securities are eligible to be publicly sold without limitation as to amount or manner of sale pursuant to Rule 144(k) under the Securities Act (or any successor provision to such Rule); or (iv) such securities shall have ceased to be issued and outstanding. The term "Registrable Securities" shall not include the Applicable Units or any other securities of the Operating Partnership.

         "Registration Expenses" shall mean all expenses incurred by the Trust in complying with its obligations under Article II hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Trust, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration.

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         "SEC" means the United States Securities and Exchange Commission.

         "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

         "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to a sale of Registrable Securities.

         The term "underwriter" shall have the meaning ascribed to such term in
Section 2(11) of the Securities Act, including any person deemed to be an underwriter within the meaning of Section 2(11) of the Securities Act.

         Section 1.2 Construction. Whenever the context requires, the gender of any word used in this Agreement includes the masculine, feminine or neuter, and the number of any word includes the singular or plural. Unless the context otherwise requires, all references to articles and sections refer to articles and sections of this Agreement.

         Section 1.3 Headings. The headings and subheadings in this Agreement are included for convenience and identification only and are in no way intended to describe, interpret, define or limit the scope, extent or intent of this Agreement or any provision hereof.

                                   ARTICLE II
                               REGISTRATION RIGHTS

         Section 2.1 Registration of Registrable Securities.

              (a) In the event that any Applicable Units are issued by the Operating Partnership pursuant to the Call-Put Agreement, then the Trust shall prepare and file with the SEC, and use its commercially reasonable efforts to cause to become effective, within six months following the Closing Date, a registration statement on Form S-3 (or, if Form S-3 is not then available, on such form of registration statement as is then available to effect a registration of all of the Registrable Securities to be so registered) covering the resale of all of the Shares issuable in connection with the redemption of the Applicable Units issued to the Holders on the Closing Date.

              (b) Notwithstanding the foregoing provisions of this Section 2.1, but subject to Section 2.7(b), in the event that the Trust is required to prepare and file a registration statement covering Registrable Securities pursuant to paragraph (a) above, the Trust shall have the right, upon written notice to the Holders, to defer the filing or effectiveness of such registration statement for up to 90 days (the number of days of any such deferral being hereinafter referred to as the "Registration Deferral Period") if (i) the Trust is, at such time, working on an underwritten public offering of its securities for the account of the Trust and is advised by its managing underwriter that such offering would in its opinion be materially adversely affected by such a filing; or (ii) the Trust determines reasonably and in good faith that the filing or effectiveness of such a registration statement, or the offering of Registrable Securities pursuant thereto, would require the disclosure of material non-public information, the disclosure of which at such time could reasonably be expected to have a material adverse effect on the business or affairs of the Trust or a material adverse effect on any proposal or plan by the Trust or any of its subsidiaries to engage in any extraordinary engagement or activity, including, without limitation, any material acquisition of assets or any merger, consolidation, tender offer or similar transaction.

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         Section 2.2 Obligations of the Trust. Whenever required under Section
2.1 to effect the registration of any of the Registrable Securities, the Trust shall, as expeditiously as reasonably possible:

              (a) prepare and file with the SEC a registration statement with respect to such Registrable Securities and use reasonable efforts to (i) cause such registration statement to become effective in order to permit the sale of the Registrable Securities by the Holders in accordance with the intended method or methods of distribution thereof described in such registration statement and
(ii) maintain the effectiveness of such registration statement as to the Registrable Securities covered thereby until the earlier of (A) the date on which the Holders no longer hold any of the Registrable Securities covered thereby or any of the Applicable Units to which the Registrable Securities covered thereby relate, or (B) the date on which all of the Registrable Securities included in such registration statement have ceased to constitute Registrable Securities, after which the Trust may deregister such Registrable Securities;

              (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for the period set forth in paragraph (a) above;

              (c) furnish to the Holders such number of copies of the prospectus, including all amendments and supplements thereto, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them;

              (d) comply in all material respects with the provisions of the Securities Act applicable to the Trust with respect to the disposition of all of the Registrable Securities covered by such registration statement in accordance with the intended method or methods of disposition by the Holders;

              (e) use reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided, however, that the Trust shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

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              (f) (i) promptly notify the Holders, and, if requested, confirm such notification in writing, (A) when a prospectus or any prospectus supplement has been filed with the SEC and when the registration statement or any post-effective amendment thereto has been filed with and declared effective by the SEC, (B) of the issuance by the SEC of any stop order or the coming to its knowledge of the initiation of any proceedings for that purpose, (C) of the receipt by the Trust of any notification with respect to the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (D) of the occurrence of any event that requires the making of any changes to the registration statement or related prospectus so that such documents will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and
(E) of the Trust's determination that the filing of a post-effective amendment to the registration statement shall be necessary or appropriate; and (ii) upon the occurrence of any event of the kind described in clauses (B), (C) (but only with respect to the jurisdiction suspending qualification), (D) or (E), above, as promptly as practicable thereafter, take such action as shall be necessary to remedy such event to permit the Holders to continue to offer and dispose of the Registrable Securities, including, without limitation, preparing and filing with the SEC and furnishing to the Holders a supplement or amendment to such prospectus so that, as thereafter deliverable to the purchasers of the Registrable Securities, such prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

              (g) make available to the Holders and any attorney, accountant or other agent or representative retained by the Holders (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Trust, as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Trust's officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with such registration statement, subject, in each case, to such confidentiality agreements as the Trust shall reasonably request;

              (h) use reasonable efforts to cause the Registrable Securities covered by such registration statement to be listed on the securities exchange or quoted on the quotation system on which similar securities issued by the Trust are then listed or quoted;

              (i) otherwise use reasonable efforts to cooperate with the SEC and any other regulatory agencies and take all reasonable actions and execute and deliver or cause to be executed and delivered all documents reasonably necessary to effect and maintain the effectiveness of the registration of any Registrable Securities under this Agreement; and

              (j) during the period when a prospectus is required to be delivered under the Securities Act, promptly file all documents required to be filed with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act.

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         Section 2.3 Obligations of the Holder.

              (a) It shall be a condition precedent to the obligation of the Trust to register the Registrable Securities of any Holder pursuant to Section
2.1 that such Holder shall furnish to the Trust, upon request, such information regarding itself, its Registrable Securities and the intended method of disposition of such Registrable Securities as shall be reasonably required to effect the registration of such Registrable Securities.

              (b) Each Holder shall (i) offer to sell or otherwise distribute the Registrable Securities in reliance upon a registration contemplated by this Agreement only after a registration statement shall have been filed with the SEC, (ii) sell or otherwise distribute the Registrable Securities in reliance upon a registration only after a registration statement has been filed and declared effective under the Securities Act, (iii) upon the receipt of any notice from the Trust of the occurrence of any event of the kind described in
Section 2.2(f)(i)(B), (C) (but only with respect to the jurisdiction suspending qualification), (D) or (E), forthwith discontinue any offer and disposition of the Registrable Securities pursuant to the registration statement covering such Registrable Securities until such time as the Trust shall have remedied such event or prepared an appropriate amendment or supplement to the prospectus covering such Registrable Securities and, if so directed by the Trust, deliver to the Trust all copies of the defective prospectus covering such Registrable Securities that are then in such Holder's possession or control, (iv) distribute the Registrable Securities in reliance upon a registration contemplated by this Agreement only in accordance with the manner of distribution contemplated by the prospectus and (v) report to the Trust distributions made by such Holder of Registrable Securities pursuant to the prospectus.

              (c) During any period that a registration statement filed pursuant to this Agreement shall remain effective, no Holder shall (i) effect any stabilization transactions or engage in any stabilization activity in connection with the Shares or other equity securities of the Trust in contravention of Regulation M under the Exchange Act, or (ii) permit any "Affiliated Purchaser" (as that term is defined in Regulation M under the Exchange Act) to bid for or purchase for any account in which such Holder has a beneficial interest, or attempt to induce any other person to purchase, any Shares or other equity securities of the Trust in contravention of Regulation M under the Exchange Act.

              (d) If the Trust is issuing or selling equity securities to the public in an underwritten offering, and the managing underwriter or underwriters for such underwritten offering so request, the Holders shall refrain from effecting any public sale or distribution of Registrable Securities or any securities convertible into or exchangeable or exercisable for such Registrable Securities, including a sale pursuant to Rule 144 (or any similar provision then in force) under the Securities Act, for a period commencing on the tenth (10th) day prior to the date such underwritten offering commences (such offering being deemed to commence for this purpose on the later of the effective date for the registration statement for such offering or, if applicable, the date of the prospectus supplement for such offering) and ending 90 days after such underwritten offering commences; provided that all officers and directors of the Trust and holders of at least five percent (5%) of the Trust's Shares enter into similar agreements and subject to any concession (such as early release from such lock-up) granted to any such officers, directors or holders.

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         Section 2.4 Expenses of Registration. Except as specifically provided herein, all Registration Expenses incurred in connection with any registration shall be borne by the Trust. All Selling Expenses incurred in connection with any such registrations shall be borne by the Holders.

         Section 2.5 Indemnification. With respect to Registrable Securities that are included in a registration statement under Section 2.1:

              (a) To the extent permitted by law, the Trust shall indemnify and hold harmless the Holders, their respective Affiliates, partners, officers, directors, stockholders and agents, and any other person who controls any of the foregoing within the meaning of the Securities Act or the Exchange Act (collectively, the "Holder Indemnitees"), against any losses, claims, damages, expenses, judgments or liabilities (joint or several) to which any Holder Indemnitee may become subject, including any amount paid in settlement of any litigation commenced or threatened (unless such settlement is effected without the consent of the Trust, which consent shall not be unreasonably withheld), and shall promptly reimburse each Holder Indemnitee, as and when incurred, for any legal or other expenses incurred by such Holder Indemnitee in connection with investigating any claims and defending any actions, insofar as such losses, claims, damages, expenses, judgments or liabilities (or actions in respect thereof) shall arise out of or shall be based upon (i) any violation or alleged violation by the Trust of the Securities Act, the Exchange Act or any other securities laws, relating to action taken or action or inaction required of the Trust in connection with such offering, (ii) any untrue statement or alleged untrue statement of a material fact contained in the registration statement (or in any final prospectus included therein) relating to the offering and sale of the Registrable Securities, or any amendment thereof or supplement thereto, or in any document incorporated by reference therein, or (iii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the indemnity agreement contained in this Section 2.5(a)(ii) and (iii) shall not apply to a Holder in any such case to the extent that any such loss, claim, damage, expense, judgment, liability or action arises out of or is based upon any untrue statement or alleged untrue statement, or any omission or alleged omission, if such statement or omission shall have been (A) made in reliance upon and in conformity with information furnished to the Trust in writing by or on behalf of such Holder Indemnitee for inclusion in such registration statement (including any final prospectus contained therein), or any amendment thereof or supplement thereto, or (B) made in any preliminary prospectus and the final prospectus shall have corrected such statement or omission and a copy of such final prospectus shall have been delivered to such Holder Indemnitee prior to the time such final prospectus is required to be delivered by such Holder Indemnitee under applicable law and such loss, claim, damage, expense, judgment, liability or action arises out of such Holder's failure to deliver such final prospectus in compliance with applicable law.

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              (b) To the extent permitted by law, each Holder shall indemnify and hold harmless the Trust, each of its officers and trustees, each person, if any, who controls the Trust within the meaning of the Securities Act or the Exchange Act and any other Holder Indemnitee (collectively, the "Trust Indemnitees"), against any losses, claims, damages, expenses, judgments or liabilities (joint or several) to which any Trust Indemnitee may become subject, including any amount paid in settlement of any litigation commenced or threatened (unless such settlement is effected without the consent of such Holder, which consent shall not be unreasonably withheld), and shall promptly reimburse each Trust Indemnitee, as and when incurred, for any legal or other expenses incurred by such Trust Indemnitee in connection with investigating any claims and defending any actions, insofar as such losses, claims, damages, expenses, judgments or liabilities (or actions in respect thereto) shall arise out of or shall be based upon (i) any violation by such Holder of Section 5 of the Securities Act in connection with such offering (other than as a result of such a violation by the Trust or any other person other than such Holder), (ii) any untrue statement or alleged untrue statement of a material fact contained in the registration statement (or in any final prospectus included therein) relating to the offering and sale of the Registrable Securities, or any amendment thereof or supplement thereto, or in any document incorporated by reference therein, or (iii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the indemnity agreement contained in this
Section 2.5(b)(ii) and (iii) shall only apply in any such case (A) to the extent that any such loss, claim, damage, expense, judgment, liability or action arises out of or is based upon an untrue statement contained in, or a material fact omitted from, information furnished to the Trust in writing by or on behalf of such Holder for inclusion in the registration statement (or in any final prospectus included therein), and (B) if any such untrue statement or material omission is incorporated by the Trust in any preliminary prospectus, to the extent that such statement or omission shall not have been corrected in writing by or on behalf of such Holder prior to the time the final prospectus is required to be delivered by the Trust under applicable law.

              (c) Promptly after receipt by an indemnified party under this
Section 2.5 of notice of the commencement of any action (including any governmental action), such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.5, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.5 to the extent of such prejudice, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.5.

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              (d) If the indemnification provided for in this Section 2.5 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the circumstances that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

              (e) The obligations of the Trust and the Holders under this
Section 2.5 shall survive completion of any offering of Registrable Securities in a registration statement and the termination of this Agreement. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

         Section 2.6 Assignment of Registration Rights. The rights to cause the Trust to register Registrable Securities pursuant to this Article II may be assigned by a Holder to a transferee or assignee of Registrable Securities or Applicable Units that (a) is an Affiliate of such Holder, or (b) is a member of such Holder's immediate family or is a trust for the benefit of such Holder or a member of such Holder's immediate family; provided, however, that (i) within ten days after such transfer, the transferring Holder furnishes to the Trust written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned, and (ii) such transferee agrees to be subject to all restrictions set forth in this Agreement.

         Section 2.7 Information Blackout.

              (a) At any time when a registration statement covering Registrable Securities is effective, upon written notice from the Trust to the Holders that the Trust has determined reasonably and in good faith that the sale of Registrable Securities pursuant to the registration statement would require disclosure of material non-public information, the disclosure of which at such time could reasonably be expected to have a material adverse effect on the business or affairs of the Trust or a material adverse effect on any proposal or plan by the Trust or any of its subsidiaries to engage in any extraordinary engagement or activity, including, without limitation, any material acquisition of assets or any merger, consolidation, tender offer or similar transaction, the Holders shall suspend sales of the Registrable Securities pursuant to the registration statement until the earlier of (i) 45 days after the Trust notifies the Holders of such good faith determination, or (ii) such time as the Trust notifies the Holders that such material information has been disclosed to the public or has ceased to be material or that sales pursuant to the registration statement may otherwise be resumed (the number of days from such suspension of sales by the Holders until the day when such sales may be resumed hereunder being hereinafter referred to as the "Sales Blackout Period").

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              (b) In no event shall the Trust be permitted to impose
Registration Deferral Periods or Sales Blackout Periods that, collectively, extend for more than 90 days in any given 12 month period.

         Section 2.8 Rule 144 Reporting. With a view to making available to the Holders the benefits of certain rules and regulations under the Securities Act that may at any time permit the sale of the Registrable Shares to the public without registration, at all times that the Trust is subject to the reporting requirements of the Exchange Act, the Trust shall use its reasonable efforts to:

              (a) make and keep public information available, as those terms are understood and defined in Rule 144;

              (b) file with the SEC, in a timely manner, all reports and other documents required of the Trust under the Securities Act and the Exchange Act; and

              (c) so long as a Holder owns any Registrable Securities (or Applicable Units), furnish to such Holder forthwith upon request (i) a written statement by the Trust as to its compliance with the reporting requirements of Rule 144 and of the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Trust, and (iii) such other reports and documents of the Trust as a Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing such Holder to sell any such securities without registration.

                                  ARTICLE III
                                  MISCELLANEOUS

         Section 3.1 Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania (without giving effect to any conflicts or choice of law provisions that would cause the application of the domestic substantive laws of any other jurisdiction). None of the parties hereto has agreed with or represented to any other party that the provisions of this section will not be fully enforced in all instances.

         Section 3.2 Cumulative Remedies; Failure to Pursue Remedies. The rights and remedies provided by this Agreement are cumulative and the use of any one right or remedy by any party shall not preclude or waive its right to use any or all other remedies. Said rights and remedies are given in addition to any other rights the parties may have by law, statute, ordinance or otherwise. Except where a time period is specified, no delay on the part of any party in the exercise of any right, power, privilege or remedy hereunder shall operate as a waiver thereof, nor shall any exercise or partial exercise of any such right, power, privilege or remedy preclude any further exercise thereof or the exercise of any other right, power, privilege or remedy.

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         Section 3.3 Amendment and Waiver. Except as otherwise expressly provided herein, no provision of this Agreement may be amended, modified or waived except upon the written consent of the Trust and the Holders who own greater than fifty percent (50%) of the Registrable Securities (including, for this purpose, Applicable Units) then outstanding owned by all Holders. Notwithstanding the foregoing, the Trust may amend Exhibit A hereto to reflect dispositions of Registrable Securities by Holders (including the addition of new Holders as a result of any permitted assignment of the rights granted hereunder in accordance with Section 2.6) without obtaining the written consent of the Holders. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

         Section 3.4 Notices. All demands, notices, requests, consents and other communications required or permitted under this Agreement shall be in writing and shall be personally delivered or sent by facsimile machine (with a confirmation copy sent by one of the other methods authorized in this section), commercial (including Federal Express) or U.S. Postal Service overnight delivery service, or deposited with the U.S. Postal Service mailed first class, registered or certified mail, postage prepaid, as follows:

                  (a) If to the Trust, to:

                      Pennsylvania Real Estate Investment Trust
                      The Bellevue
                      200 S. Broad Street
                      Philadelphia, PA   19102
                      Attention:  President
                      Facsimile:  (215) 546-7311

                      - With a copy to -

                      Drinker Biddle & Reath LLP
                      One Logan Square
                      18th and Cherry Streets
                      Philadelphia, PA  19103
                      Attention:  Howard A. Blum, Esquire
                      Facsimile:  (215) 988-2757

                  (b) If to any Holder, to it at its address set forth on Exhibit A hereto.

         Notices shall be deemed given upon the earlier to occur of (i) receipt by the party to whom such notice is directed; (ii) if sent by facsimile machine, the day (other than a Saturday, Sunday or legal holiday in the jurisdiction to which such notice is directed) such notice is sent if sent (as evidenced by the facsimile confirmed receipt) prior to 5:00 p.m. U.S. Eastern Time, or the day (other than a Saturday, Sunday or legal holiday in the jurisdiction to which such notice is directed) after which such notice is sent if sent after 5:00 p.m. U.S. Eastern Time; (iii) if sent by overnight delivery service, the first business day (other than a Saturday, Sunday or legal holiday in the jurisdiction to which such notice is directed) following the day the same is deposited with the commercial carrier or U.S. Postal Service; or (iv) if sent by first class mail, registered or certified, postage prepaid, the fifth day (other than a Saturday, Sunday or legal holiday in the jurisdiction to which such notice is directed) following the day the same is deposited with the U.S. Postal Service. Each party, by notice duly given in accordance herewith, may specify a different address for the giving of any notice hereunder.

         Section 3.5 Severability. If any term or provision of this Agreement, or the application thereof to any person or circumstance, shall, to any extent, be invalid or unenforceable, the remainder of this Agreement, or application to other persons or circumstances, shall not be affected thereby, and each term and provision of this Agreement shall be enforced to the fullest extent permitted by law.

         Section 3.6 Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document, and all counterparts shall be construed together and shall constitute one instrument. A facsimile or photocopied signature shall be deemed to be the functional equivalent of an original for all purposes.

         Section 3.7 Entire Agreement. This Agreement constitutes the full and entire understanding and agreement among the parties hereto pertaining to registration rights and supersedes all prior understandings and agreements pertaining thereto, whether oral or written.

            [The remainder of this page is intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above stated.

                               TRUST:

                               PENNSYLVANIA REAL ESTATE INVESTMENT TRUST


                               By:  Bruce Goldman
                                    --------------------------------------------
                                    Name:  Bruce Goldman
                                    Title: Senior Vice President and
                                           General Counsel

                               HOLDERS:

                               PAN AMERICAN ASSOCIATES

                               By: Pan American Office Investments, L.P.,
                                   its general partner

                                   By: Pan American Office Investments-
                                       GP, Inc., its general partner

                                       By: George F. Rubin
                                           -----------------------------------
                                           Name:   George F. Rubin
                                           Title:  President


                [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

                                                                       EXHIBIT A

                               SCHEDULE OF HOLDERS


                  Pan American Associates
                  c/o The Rubin Organization, Inc.
                  200 South Broad Street
                  Philadelphia, PA 19102
                  Attention: George Rubin
                  Facsimile:  (215) 546-0240